UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 25, 2015

EDGEWELL PERSONAL CARE COMPANY

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employee Identification Number)

1350 Timberlake Manor Parkway, Chesterfield, Missouri 63017

(Address of Principal Executive Offices, Including Zip Code)

314-594-1900

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 25, 2015, Edgewell Personal Care Company (“Edgewell”), Edgewell Personal Care Brands, LLC (“Brands”), and certain other subsidiaries of Edgewell entered into an Omnibus Amendment No. 1 to Credit Agreement and Subsidiary Guaranty (the “U.S. Amendment”), amending Edgewell’s Credit Agreement dated as of June 1, 2015 (the “U.S. Credit Agreement”), by and among Edgewell, JPMorgan Chase Bank, N.A., as administrative agent, and the various lenders who are a party thereto. The Amendment added Brands as a new subsidiary borrower under the U.S. Credit Agreement and made certain other immaterial changes.

On September 25, 2015, Edgewell Personal Care Netherlands B.V., a subsidiary of Edgewell, Edgewell, Bank of Tokyo-Mitsubishi UFJ, Ltd, as administrative agent, and certain additional lenders, entered into Amendment No. 1 to Credit Agreement (the “Netherlands Amendment”), amending the Credit Agreement dated as of June 12, 2015 among such parties (the “Netherlands Credit Agreement”). The Netherlands Amendment accommodated the addition of Brands as a subsidiary borrower under the U.S. Credit Agreement and made certain other immaterial changes.

Some of the lenders under the U.S. Amendment, the U.S. Credit Agreement, the Netherlands Amendment and the Netherlands Credit Agreement and/or their affiliates have or may have had various relationships with Edgewell and its subsidiaries involving the provision of a variety of financial services, including investment banking, underwriting, commercial banking and letters of credit, for which the lenders and/or affiliates receive customary fees and, in some cases, out-of-pocket expenses.

The foregoing description of the U.S. Amendment and the Netherlands Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the U.S. Amendment and the Netherlands Amendment, copies of which are attached to this 8-K as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Omnibus Amendment No. 1 dated as of September 25, 2015 to Credit Agreement and Subsidiary Guaranty by and among Edgewell Personal Care Company, as borrower, Edgewell Personal Care Brands, LLC, as new subsidiary borrower, certain other subsidiaries of Edgewell, as subsidiary guarantors, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and Citibank, N.A., as co-syndication agents, and the various lenders who are a party thereto.

10.2	Amendment No. 1 dated as of September 25, 2015 to Credit Agreement by and among Edgewell Personal Care Netherlands B.V., Edgewell Personal Care Company, the institutions listed on the signature pages thereto and the Bank of Tokyo-Mitsubishi UFJ, Ltd., as the administrative agent for the lenders referred to therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEWELL PERSONAL CARE COMPANY

By:	/s/ Sandra J. Sheldon
Sandra J. Sheldon
Chief Financial Officer

Dated: September 29, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Omnibus Amendment No. 1 dated as of September 25, 2015 to Credit Agreement and Subsidiary Guaranty by and among Edgewell Personal Care Company, as borrower, Edgewell Personal Care Brands, LLC, as new subsidiary borrower, certain other subsidiaries of Edgewell, as subsidiary guarantors, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and Citibank, N.A., as co-syndication agents, and the various lenders who are a party thereto.

10.2	Amendment No. 1 dated as of September 25, 2015 to Credit Agreement by and among Edgewell Personal Care Netherlands B.V., Edgewell Personal Care Company, the institutions listed on the signature pages thereto and the Bank of Tokyo-Mitsubishi UFJ, Ltd., as the administrative agent for the lenders referred to therein.